April 26, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
John Hancock Tax-Exempt Series Fund (the "Registrant") on behalf of:
   John Hancock Massachusetts Tax-Free Income Fund
   John Hancock New York Tax-Free Income Fund

      File Nos. 33-12947; 811-5079

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending February 29, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary


ITEM 1. REPORT TO STOCKHOLDERS.


JOHN HANCOCK
New York Tax-Free
Income Fund

2.29.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 25


Dear Fellow Shareholders,

The stock market continued its advance in the first two months of 2004, prolonging last year's strong rebound after three down years. The same factors that produced double-digit returns in a broad-based rally in 2003 were still at work in the new year: a rebounding economy, fueled by historically low interest rates and tax cuts, and improving corporate earnings. However, the market staged a correction in March that took back the year's advances and left many wondering what the market would do next. Bonds, which had their fourth straight year of gains in 2003, albeit on a more modest scale, also started 2004 on the right foot, producing positive total returns.

No matter what this year brings, one thing is certain: the stock market has just experienced nine straight years of very extreme returns. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus gain last year. After such a performance, we could be in for a more modest, less exciting year. But history also shows that this pattern is typical. The market, as measured by the Standard & Poor's 500 Index, has produced average annual results of 10.4% since 1926. However, that "normal" return is rare in any given year. In fact, since 1926, the S&P 500 has produced returns of 10%-12% in only three calendar years, according to Ibbotson. The stock market is indeed a market of extremes.

Although the past in no way predicts the future, we have learned at least one lesson from history: expect highs and lows in the short term, but always invest for the long term. Equally important: work with your financial adviser to maintain a diversified portfolio, spread out among not only different asset classes -- stocks, bonds and cash -- but also among various investment styles. It's the best way we know of to benefit from, and weather, the market's extremes.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of February 29, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income,
consistent with
preservation of
capital, that is
exempt from fed-
eral, New York
State and New
York City personal
income taxes. In
pursuing this goal,
the fund normally
invests at least
80% of its assets
in securities of any
maturity exempt
from federal and
New York personal
income taxes.

Over the last six months

* The U.S. bond market rallied despite better economic conditions; municipal bonds outperformed the major taxable bond sectors.

* The Fund outperformed its benchmark index and peer group average thanks to the strong performance of its longer-term bonds.

* The Fund also benefited from favorable results in its tobacco and essential-services bonds.

[Bar chart with heading "John Hancock New York Tax-Free Income Fund." Under the heading is a note that reads "Fund performance for the six months ended February 29, 2004." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 7.10% total return for Class A. The second bar represents the 6.73% total return for Class B. The third bar represents the 6.73% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.9%   Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 10.710%
 3.8%   New York City Municipal Water Finance Auth., 6-15-33, 5.500%
 3.5%   New York City Municipal Water Finance Auth., 6-15-33, 0.950%
 3.2%   New York State Dormitory Auth., 5-15-19, 5.500%
 3.1%   New York State Dormitory Auth., 11-15-23, 5.250%
 3.1%   Tobacco Settlement Financing Corp., 6-1-18, 5.500%
 2.6%   Triborough Bridge & Tunnel Auth., 1-1-21, 6.125%
 2.4%   Islip Community Development Agency, 3-1-26, 7.500%
 2.3%   Puerto Rico Public Finance Corp., 8-1-29, 5.500%
 2.2%   New York, City of, 12-1-17, 5.250%

As a percentage of net assets on February 29, 2004.

BY JAMES T. COLBY, III, AND DIANNE SALES, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
New York Tax-Free Income Fund

The U.S. bond market, and municipal bonds in particular, posted solid gains during the six months ended February 29, 2004. Contrary to expectations, bond yields fell amid evidence of a firm economic recovery. A rebound in manufacturing activity and increased capital spending by corporate America provided a boost to the economy, which grew at an 8% annual rate in the third quarter of 2003 -- its strongest quarter in nearly 20 years -- and a 4% annual rate in the fourth quarter.

The notable exception to the generally rosy economic environment was persistent weakness in the labor market. The lack of job growth cast some doubt on the sustainability of the recovery and was one reason the Federal Reserve held short-term interest rates steady at their lowest levels in 45 years. The combination of a "jobless recovery" and stable Fed interest rate policy led investors to push bond yields lower and bond prices higher during the six-month period. Municipal bonds outperformed the major taxable segments of the domestic bond market.

"The U.S. bond market,
 and municipal bonds in
 particular, posted solid
 gains during the six
 months ended February
 29, 2004."

Better economic conditions have not yet been reflected in higher state income- and sales-tax revenues; a rise in state tax revenues typically lags an economic recovery by about a year. As a result, many state governments continued to struggle with budget deficits in 2003, and New York was no exception. The state focused on one-time solutions, such as non-recurring revenues and debt service cost reductions, to help balance its budget while hoping to avoid cuts in government services. In contrast, New York City took concrete steps toward improving its fiscal situation, reflecting the remarkable recovery the city has made in the aftermath of 9/11.

FUND PERFORMANCE

For the six months ended February 29, 2004, John Hancock New York Tax-Free Income Fund's Class A, Class B and Class C shares posted total returns of 7.10%, 6.73% and 6.73%, respectively, at net asset value. The average New York municipal debt fund returned 6.42%, according to Lipper, Inc.,1 while the return of the Lehman Brothers Municipal Bond Index was 6.52%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of James Colby and Dianne Sales flush right next to first paragraph.]

LONG-TERM BONDS BOOST PERFORMANCE

One of the reasons the Fund outperformed the index and its peer group average was the strong performance of its long-term bonds. Bonds with longer maturities experience greater price fluctuations when interest rates move up or down, and the general decline in yields during the six-month period produced healthy price gains among longer-term municipal bonds.

"The portfolio's essential-
 purpose bonds continued
 to produce solid results."

The portfolio had a sizable position in long-term bonds for most of 2003, but we have been gradually reducing this position in recent months. For example, the Fund's exposure to bonds maturing in 20 years or more declined during the period to 42% by the end of February. With bond yields hovering near historic lows, we believe the next major interest rate move is likely to be higher, so we are reducing the portfolio's volatility by selling off some of its longer-term securities.

TOBACCO AND ESSENTIAL SERVICES LEAD

Favorable security selection in key market sectors also contributed positively to Fund performance. In particular, the portfolio's tobacco-related municipal bonds posted gains of 13% during the six-month period. Tobacco bonds, which are backed by the proceeds from a legal settlement between 46 states -- including New York -- and tobacco companies, rebounded sharply after pending litigation involving one of the major tobacco companies was temporarily resolved. Unenhanced tobacco bonds comprised about 6% of the portfolio throughout the period, and we expect to maintain this position going forward.

[Table at top left-hand side of page entitled "Top five industry groups 2." The first listing is Education 19%, the second is Authority 16%, the third is Industrial development 10%, the fourth is Combined 9% and the fifth is Water & sewer 9%.]

The portfolio's essential-purpose bonds continued to produce solid results. With general tax revenues still sluggish, investors flocked to securities with relatively stable revenue streams, and municipal bonds backed by essential services -- such as water, sewer and electric utilities -- benefited from this demand.

Industrial revenue bonds also produced healthy returns for the portfolio. These securities fund a variety of corporate enterprises, and their strong performance reflected improving economic conditions and increased profitability in the corporate sector. Industrial revenue bonds often mirror the performance of taxable corporate bonds, which have been the top performers in the bond market over the past year.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-29-04." The chart is divided into two sections (from top to left): Revenue bonds 94%, and General obligation bonds 6%.]

OUTLOOK

The economy's recent strength suggests that interest rates will eventually rise, but the timing of an uptick in rates is less clear. The lack of job creation, combined with other potential pitfalls such as rising oil prices, could weaken the pace of economic recovery. As a result, we wouldn't be surprised to see bond yields remain in a fairly narrow range for much of 2004.

In the municipal bond market, we expect to see improvements in credit quality and higher tax revenues in the state of New York. 2003 was a banner year on Wall Street, and a resulting increase in income tax revenues in 2004 should help ease budget shortfalls for both the state and New York City.

We intend to continue following our current strategy of reducing the portfolio's overall interest-rate sensitivity and price volatility. This will allow us to focus on what we believe is our competitive advantage: selecting individual securities in the New York municipal market.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Longer-term bonds followed by an up arrow with the phrase "Benefited the most from falling rates." The second listing is Tobacco-related bonds followed by an up arrow with the phrase "Litigation issues were favorably resolved." The third listing is Essential-services bonds followed by an up arrow with the phrase "Stable, dedicated revenue stream."]

"...we wouldn't be surprised
 to see bond yields remain
 in a fairly narrow range for
 much of 2004."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 Source: J.J. Kenny.

A LOOK AT
PERFORMANCE

For the period ended
February 29, 2004

                                           Class A      Class B      Class C
Inception date                             9-13-87      10-3-96       4-1-99

Average annual returns with maximum sales charge (POP)
One year                                      0.95%       -0.04%        2.89%
Five years                                    4.32%        4.22%          --
Ten years                                     5.20%          --           --
Since inception                                 --         5.29%        4.46%

Cumulative total returns with maximum sales charge (POP)
Six months                                    2.28%        1.73%        4.69%
One year                                      0.95%       -0.04%        2.89%
Five years                                   23.56%       22.97%          --
Ten years                                    66.00%          --           --
Since inception                                 --        46.46%       23.93%

SEC 30-day yield as of February 29, 2004
                                              3.67%        3.15%        3.12%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $18,600 as of February 29, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund, without sales charge (NAV), and is equal to $17,383 as of February 29, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, with maximum sales charge (POP), and is equal to $16,600 as of February 29, 2004.

             Cum Value of $10K   Cum Value of $10K   Lehman Municipal
Plot Date             (No Load)            (w/Load)        Bond Index

2/28/94                $10,000             $ 9,500            $10,000
6/30/94                  9,620               9,186              9,698
12/31/94                 9,467               9,041              9,625
6/30/95                 10,305               9,840             10,554
12/31/95                11,087              10,587             11,305
6/30/96                 10,962              10,468             11,255
12/31/96                11,491              10,973             11,806
6/30/97                 11,866              11,332             12,184
12/31/97                12,583              12,016             12,891
6/30/98                 12,911              12,329             13,238
12/31/98                13,374              12,771             13,726
6/30/99                 13,166              12,573             13,571
12/31/99                12,787              12,211             13,444
6/30/00                 13,381              12,778             13,998
12/31/00                14,462              13,811             15,015
6/30/01                 14,877              14,207             15,448
12/31/01                15,012              14,335             15,785
6/30/02                 15,675              14,969             16,516
12/31/02                16,303              15,569             17,301
6/30/03                 16,768              16,012             17,960
12/31/03                17,019              16,252             18,220
2/29/04                 17,383              16,600             18,600


                                    Class B 1    Class C 1
Period beginning                    10-3-96       4-1-99
Without sales charge                $14,646      $12,523
With maximum sales charge           $14,646      $12,393
Index                               $16,156      $13,432

Lehman Brothers Municipal Bond Index is an unmanaged index that includes municipal bonds and is commonly used as a measure of bond performance. It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of February 29, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 29, 2004
(unaudited)

This schedule has one main category, tax-exempt long-term bonds, which is broken down by state or territory. Under each state or territory is a list of securities owned by the Fund.



STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
TAX-EXEMPT LONG-TERM BONDS 100.07%                                                                       $72,338,021
(Cost $66,115,401)

Florida 1.27%                                                                                                915,992
Capital Trust Agency,
Rev Seminole Tribe Convention & Resort Facil
Ser 2002A, 10-01-33                                              10.000%     BB**               $500         621,830
Rev Seminole Tribe Convention & Resort Facil
Ser 2003A, 10-01-33                                               8.950      BB**                250         294,162

New York 86.29%                                                                                           62,379,776
Albany Parking Auth,
Rev Ref Ser 2001A, 07-15-25                                       5.625      BBB+                750         799,177
Chautauqua Tobacco Asset Securitization Corp,
Tobacco Settlement Rev Asset Backed Bond,
07-01-40                                                          6.750      BBB               1,000       1,035,700
Hempstead Town Industrial Development Agency,
Civic Facil Rev Hofstra Univ, 07-01-19                            5.250      A                 1,000       1,082,010
Islip Community Development Agency,
Community Dev Rev Ref NY Institute of
Technology Proj, 03-01-26                                         7.500      AAA               1,500       1,711,515
Metropolitan Transportation Auth,
Commuter Facil Rev 1987 Serv Contract
Ser 3, 07-01-08                                                   7.375      A3                  855         970,416
Monroe Newpower Corp,
Pwr Facil Rev, 01-01-16                                           5.100      BBB+              1,000       1,063,350
Monroe Tobacco Asset Securitization Corp,
Tobacco Settlement Rev Asset Backed Bond,
06-01-35                                                          6.375      BBB               1,000       1,013,480
Nassau County Industrial Development Agency,
Civic Facil Rev Ser 2001A North Shore
Hlth Sys Proj, 11-01-21                                           6.250      A3                  275         303,864
Civic Facil Rev Ser 2001B North Shore
Hlth Sys Proj, 11-01-11                                           5.875      A3                  390         438,676

See notes to
financial statements.


8


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
New York (continued)
New York, City of,
GO Fiscal 1991 Ser B, 06-01-07                                    8.250%     A                  $200        $238,102
GO Fiscal 1991 Ser D Unref Bal, 08-01-04                          8.000      A                     5           5,145
GO Ser 2001B, 12-01-17                                            5.250      A                 1,500       1,618,755
New York City Health & Hospital Corp,
Hlth Sys Rev Ser 2002A, 02-15-26                                  5.375      BBB                 500         514,170
New York City Industrial Development Agency,
Civic Facil Rev Polytechnic Univ Proj, 11-01-30                   6.125      BB+               1,000         796,230
Civic Facil Rev Ser 2002A Lycee Francais
de New York Proj, 06-01-23                                        5.375      A                 1,000       1,046,480
Rev Airis JFK I Llc Ser 2001A Proj, 07-01-28                      5.500      BBB-              1,000         999,920
Rev Ref Brooklyn Navy Yard Cogeneration
Partners, 10-01-28                                                5.650      BBB-              1,000         952,520
Rev Ref LaGuardia Assoc LP Proj (B), 11-01-28                     6.000      D                   750         486,375
New York City Municipal Water Finance Auth,
Wtr & Swr Sys Rev Adj Ser 2000 C, 06-15-33                        0.950#     AA                2,500       2,500,000
Wtr & Swr Sys Rev Ref, 06-15-33                                   5.500      AA                2,500       2,765,125
Wtr & Swr Sys Rev Ref Cap Apprec Ser 2001D,
06-15-20                                                           Zero      AA                2,000         983,860
Wtr & Swr Sys Rev Ref Ser 1996A, 06-15-26                         5.375      AAA               1,000       1,071,690
Wtr & Swr Sys Rev Ref Ser 2000B, 06-15-33                         6.000      AA                  460         547,612
Wtr & Swr Sys Rev Ref Ser 2000B Preref,
06-15-33                                                          6.000      AA                  740         899,492
New York City Transitional Finance Auth,
Rev Future Tax Sec Bond Ser B, 08-01-15                           5.250      AA+               1,000       1,137,750
Rev Future Tax Sec Bond Ser B, 11-15-29                           6.000      AA+               1,000       1,213,400
Rev Future Tax Sec Bond Ser C, 02-01-17                           5.375      AA+               1,000       1,113,810
Rev Future Tax Sec Bond Ser C, 02-01-18                           5.250      AA+               1,000       1,126,010
New York Local Government Assistance Corp,
Rev Ref Cap Apprec Ser 1993C, 04-01-14                             Zero      AAA               1,100         765,039
Rev Ref Ser 1993C, 04-01-17                                       5.500      AA                1,225       1,434,071
New York Mortgage Agency,
Homeowner Mtg Rev Ref Ser 94, 10-01-30                            5.900      Aa1                 500         531,670
New York, State of,
GO Environmental Quality Fiscal 1994, 12-01-14                    6.500      AA                1,000       1,061,730
New York State Dormitory Auth,
Concord Nursing Home Inc Rev, 07-01-29                            6.500      Aa3                 500         553,725
Lease Rev State Univ Dorm Facil Ser 2000A,
07-01-30                                                          6.000      AA-               1,000       1,216,610
Miriam Osborn Mem Home Rev Ser 2000B,
07-01-25                                                          6.875      A                   750         852,368
North Shore Long Island Jewish Grp, 05-01-23                      5.375      A3                1,000       1,052,070
Unref City Univ Rev 4th A, 07-01-31                               5.250      AA-                 130         136,779
Rev Ref Lenox Hill Hosp Oblig Group, 07-01-30                     5.500      A3                1,000       1,044,800
Rev Ser 2002B, 11-15-23                                           5.250      AA-               2,000       2,270,720

See notes to
financial statements.


9


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
New York (continued)
New York State Dormitory Auth (continued)
St. Luke's-Roosevelt Hospital Center Rev
Ser 2000B, 08-15-40                                                Zero      AAA              $3,000        $350,160
State Univ Ed Facil Rev Ser 1993A, 05-15-15                       5.250%     AAA               1,000       1,152,390
State Univ Ed Facil Rev Ser 1993A, 05-15-19                       5.500      AA-               2,000       2,326,900
State Univ Ed Facil Rev Ser 2000B, 05-15-23                       5.375      AA-               1,000       1,177,540
Univ of Rochester Ser 2000A
Step Coupon (6.05%, 07-01-10), 07-01-25                            Zero      AAA               1,000         748,730
Upstate Cmnty Colleges***, 07-01-17                               5.125      AA-               1,000       1,103,410
New York State Environmental Facil Corp,
State Wtr Poll Control Rev, 06-15-11                             15.848#     AAA                 500         804,860
State Wtr Poll Control Revolving Fund Rev
Ser 1991E Unref Bal, 06-15-10                                     6.875      AAA                  40          42,682
New York State Housing Finance Agency,
Ins Multi-Family Mtg Hsg 1992 Ser C, 08-15-14                     6.450      AAA                 490         495,003
Ins Multi-Family Mtg Hsg 1994 Ser C, 08-15-14                     6.450      Aa1               1,000       1,021,650
New York State Medical Care Facilities
Finance Agency,
Rev Mental Hlth 1994 Ser E Unref Bal, 08-15-19                    6.250      AAA                  30          31,336
New York State Power Auth,
Gen Purpose Ser W, 01-01-08                                       6.500      AAA                 250         281,775
Onondaga County Industrial Development Agency,
Rev Sr Air Cargo, 01-01-32                                        6.125      Baa3              1,000       1,024,580
Orange County Industrial Development Agency,
Civic Facil Rev Ser 2001C Arden Hill Care Ctr,
Newburgh, 08-01-31                                                7.000      BB+**               500         495,750
Port Auth of New York and New Jersey,
Spec Proj KIAC Partners Proj Ser 4, 10-01-19                      6.750      BBB**             1,500       1,538,145
Suffolk County Industrial Development Agency,
Civic Facil Rev Ser 2002B Huntington Hosp
Proj, 11-01-22                                                    6.000      BBB               1,000       1,080,590
Continuing Care Retirement Rev Peconic
Landing Ser 2000A, 10-01-30                                       8.000      BB+**               500         514,970
Tobacco Settlement Financing Corp,
Asset Backed Ser C-1, 06-01-18                                    5.500      AA-               2,000       2,204,720
Triborough Bridge & Tunnel Auth,
Gen Purpose Rev Ser 1992Y, 01-01-21                               6.125      AAA               1,500       1,869,765
TSASC, Inc.,
Tobacco Settlement Asset-Backed Bond Ser 1,
07-15-24                                                          5.500      BBB               1,625       1,612,894
Upper Mohawk Valley Regional Water
Finance Auth,
Wtr Sys Rev Cap Apprec, 04-01-22                                   Zero      Aaa               2,230         982,783

See notes to
financial statements.


10


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
New York (continued)
Westchester County Healthcare Corp,
Rev Ref Sr Lien Ser 2000A, 11-01-30                               6.000%     BBB-             $1,150      $1,087,187
Yonkers Industrial Development Agency,
Civic Facil Rev Ser 2001A Community
Development Properties, 02-01-26                                  6.625      BBB-              1,000       1,077,740

Puerto Rico 9.51%                                                                                          6,876,932
Puerto Rico Aqueduct and Sewer Auth,
Rev Pars & Inflos Ser 1995 Gtd by the
Commonwealth of Puerto Rico, 07-01-11                            10.710#     AAA               2,000       2,808,920
Puerto Rico Highway & Transportation Auth,
Trans Rev Ser 2000B, 07-01-26                                     6.000      A                 1,000       1,065,830
Puerto Rico Public Building Auth,
Rev Gtd Govt Facil Ser A, 07-01-12                                6.250      AAA               1,110       1,374,502
Puerto Rico Public Finance Corp,
Commonwealth Approp Ser 2002E, 08-01-29                           5.500      BBB+              1,500       1,627,680

Virgin Islands 3.00%                                                                                       2,165,321
Virgin Islands Public Finance Auth,
Rev Ref Gross Receipts Tax Ln Note Ser 1999A,
10-01-24                                                          6.500      BBB                 535         613,271
Rev Sub Lien Fund Ln Notes Ser 1998E,
10-01-18                                                          5.875      BB+**             1,500       1,552,050


TOTAL INVESTMENTS 100.07%                                                                                $72,338,021

OTHER ASSETS AND LIABILITIES, NET (0.07%)                                                                   ($46,661)

TOTAL NET ASSETS 100.00%                                                                                 $72,291,360



  * Credit ratings are unaudited and rated by Standard & Poor's, Moody's Investors Service, or Fitch, unless otherwise indicated.

 ** Security rated internally by John Hancock Advisers, LLC.

*** This security having an aggregate value of $1,103,410 or 1.53% of the Fund's net assets has been purchased as forward commitments -- that is, the Fund has agreed on trade date to take delivery of, and to make payment for, this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securitites until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $1,404,460 of Puerto Rico Aqueduct and Sewer Authority, 10.71%, 07-01-11 has been segregated to cover the forward commitments.

  # Represents rate in effect on February 29, 2004.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

February 29, 2004
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                     VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION 1                      OF NET ASSETS
-----------------------------------------------------------
General Obligation                                    5.95%
Revenue Bonds -- Authority                           16.08
Revenue Bonds -- Anticipation Note                    2.25
Revenue Bonds -- Bridge & Toll Road                   2.59
Revenue Bonds -- Building                             0.41
Revenue Bonds -- Combined                             8.73
Revenue Bonds -- Education                           18.98
Revenue Bonds -- Electric                             0.39
Revenue Bonds -- Environment                          1.11
Revenue Bonds -- General Purpose                      1.06
Revenue Bonds -- Health                               7.08
Revenue Bonds -- Highway                              1.47
Revenue Bonds -- Housing                              2.10
Revenue Bonds -- Improvement                          0.86
Revenue Bonds -- Industrial Development               9.94
Revenue Bonds -- Industrial Revenue                   0.77
Revenue Bonds -- Other                                4.81
Revenue Bonds -- Parking Garage/Authority             1.11
Revenue Bonds -- Port Authority                       2.13
Revenue Bonds -- Power                                1.47
Revenue Bonds -- Single Family                        0.74
Revenue Bonds -- Transportation                       1.34
Revenue Bonds -- Water & Sewer                        8.70

Total tax-exempt long-term bonds                    100.07%

1 Source: J.J. Kenny.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 29, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $66,115,401)                           $72,338,021
Cash                                                                  198,127
Receivable for shares sold                                             99,022
Interest receivable                                                   863,714
Other assets                                                            5,376

Total assets                                                       73,504,260

LIABILITIES
Payable for investments purchased                                   1,095,410
Payable for shares repurchased                                         13,610
Dividends payable                                                      27,451
Payable to affiliates
Management fee                                                         28,123
Distribution and service fee                                            5,493
Other                                                                   2,060
Other payables and accrued expenses                                    40,753

Total liabilities                                                   1,212,900

NET ASSETS
Capital paid-in                                                    66,979,139
Accumulated net realized loss on investments                         (929,908)
Net unrealized appreciation of investments                          6,222,620
Accumulated net investment income                                      19,509

Net assets                                                        $72,291,360

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($45,697,179 [DIV] 3,604,931 shares)                           $12.68
Class B ($21,430,563 [DIV] 1,690,652 shares)                           $12.68
Class C ($5,163,618 [DIV] 407,356 shares)                              $12.68

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.68 [DIV] 95.5%)                                         $13.28
Class C ($12.68 [DIV] 99%)                                             $12.81

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
February 29, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $1,935,729

Total investment income                                             1,935,729

EXPENSES
Investment management fee                                             179,644
Class A distribution and service fee                                   68,400
Class B distribution and service fee                                  106,954
Class C distribution and service fee                                   24,333
Transfer agent fee                                                     27,081
Custodian fee                                                          13,028
Accounting and legal services fee                                      10,779
Auditing fee                                                            9,143
Printing                                                                5,536
Registration and filing fee                                             4,028
Miscellaneous                                                           1,820
Trustees' fee                                                           1,529
Legal fee                                                                 474

Total expenses                                                        452,749
Less expense reductions                                                (1,446)

Net expenses                                                          451,303

Net investment income                                               1,484,426

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                      458,889
Change in unrealized appreciation (depreciation)
of investments                                                      2,915,173

Net realized and unrealized gain                                    3,374,062

Increase in net assets from operations                             $4,858,488

1 Semiannual period from 9-1-03 through 2-29-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                  8-31-03       2-29-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $3,245,562    $1,484,426

Net realized gain (loss)                         (409,832)      458,889
Change in net unrealized
appreciation (depreciation)                    (1,965,983)    2,915,173

Increase in net assets from operations            869,747     4,858,488

Distributions to shareholders
From net investment income
Class A                                        (2,162,735)   (1,000,192)
Class B                                          (874,326)     (394,486)
Class C                                          (178,315)      (89,564)
                                               (3,215,376)   (1,484,242)
From Fund share transactions                     (544,540)   (3,170,804)

NET ASSETS
Beginning of period                            74,978,087    72,087,918

End of period 2                               $72,087,918   $72,291,360


1 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

2 Includes accumulated net investment income of $19,325 and $19,509, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                               8-31-99     8-31-00     8-31-01     8-31-02 1   8-31-03     2-29-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                         $12.62      $11.76      $11.82      $12.57      $12.48      $12.10
Net investment income 3                       0.63        0.61        0.58        0.58        0.56        0.27
Net realized and unrealized
gain (loss) on investments                   (0.75)       0.06        0.75       (0.09)      (0.38)       0.58
Total from
investment operations                        (0.12)       0.67        1.33        0.49        0.18        0.85
Less distributions
From net investment income                   (0.63)      (0.61)      (0.58)      (0.58)      (0.56)      (0.27)
From net realized gain                       (0.11)         --          --          --          --          --
                                             (0.74)      (0.61)      (0.58)      (0.58)      (0.56)      (0.27)
Net asset value,
end of period                               $11.76      $11.82      $12.57      $12.48      $12.10      $12.68
Total return 4 (%)                           (1.08) 5     5.95 5     11.54 5      4.04 5      1.43 5      7.10 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                  $48         $43         $48         $49         $46         $46
Ratio of expenses
to average net assets (%)                     0.70        0.77        0.97        1.05        1.00        1.00 7
Ratio of adjusted expenses
to average net assets 8 (%)                   1.08        1.13        1.12        1.06        1.02          --
Ratio of net investment income
to average net assets (%)                     5.06        5.28        4.77        4.71        4.55        4.39 7
Portfolio turnover (%)                          58          63          54          36          17          22

See notes to
financial statements.

FINANCIAL
HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                               8-31-99     8-31-00     8-31-01       8-31-02 1    8-31-03       2-29-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                         $12.62      $11.76      $11.82        $12.57       $12.48        $12.10
Net investment income 3                       0.54        0.53        0.49          0.49         0.47          0.23
Net realized and unrealized
gain (loss) on investments                   (0.75)       0.06        0.75         (0.09)       (0.38)         0.58
Total from
investment operations                        (0.21)       0.59        1.24          0.40         0.09          0.81
Less distributions
From net investment income                   (0.54)      (0.53)      (0.49)        (0.49)       (0.47)        (0.23)
From net realized gain                       (0.11)         --          --            --           --            --
                                             (0.65)      (0.53)      (0.49)        (0.49)       (0.47)        (0.23)
Net asset value,
end of period                               $11.76      $11.82      $12.57        $12.48       $12.10        $12.68
Total return 4 (%)                           (1.77) 5     5.21 5     10.76 5        3.31 5       0.72 5        6.73 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $8          $8         $17           $23          $22           $21
Ratio of expenses
to average net assets (%)                     1.40        1.47        1.67          1.75         1.70          1.70 7
Ratio of adjusted expenses
to average net assets 8 (%)                   1.78        1.83        1.82          1.76         1.72            --
Ratio of net investment income
to average net assets (%)                     4.36        4.58        4.07          4.01         3.85          3.69 7
Portfolio turnover (%)                          58          63          54            36           17            22

See notes to
financial statements.

FINANCIAL
HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                8-31-99 9     8-31-00     8-31-01     8-31-02 1   8-31-03     2-29-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                          $12.39        $11.76      $11.82      $12.57      $12.48      $12.10
Net investment income 3                        0.22          0.53        0.50        0.49        0.47        0.23
Net realized and unrealized
gain (loss) on investments                    (0.63)         0.06        0.75       (0.09)      (0.38)       0.58
Total from
investment operations                         (0.41)         0.59        1.25        0.40        0.09        0.81
Less distributions
From net investment income                    (0.22)        (0.53)      (0.50)      (0.49)      (0.47)      (0.23)
Net asset value,
end of period                                $11.76        $11.82      $12.57      $12.48      $12.10      $12.68
Total return 4 (%)                            (3.24) 5,6     5.21 5     10.77 5      3.31 5      0.72 5      6.73 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    -- 10         -- 10       $1          $3          $5          $5
Ratio of expenses
to average net assets (%)                      1.40 7        1.47        1.67        1.75        1.70        1.70 7
Ratio of adjusted expenses
to average net assets 8 (%)                    1.78 7        1.83        1.82        1.76        1.72          --
Ratio of net investment income
to average net assets (%)                      4.23 7        4.58        4.07        4.01        3.81        3.68 7
Portfolio turnover (%)                           58            63          54          36          17          22

 1 As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The change had no effect on per share amounts for the year ended 8-31-02 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.69%, 3.99% and 3.99% for Class A, Class B and Class C, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

 2 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Class C shares began operations on 4-1-99.

10 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock New York Tax-Free Income Fund (the "Fund") is a non-diversified series of John Hancock Tax-Exempt Series Fund, an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income, consistent with the preservation of capital, that is exempt from federal, New York State and New York City personal income taxes. Since the Fund invests primarily in New York state issuers, the Fund may be affected by political, economic or regulatory developments in the state of New York.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares, in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value, as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward commitment" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended February 29, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,010,436 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: August 31, 2008 -- $414,005, August 31, 2010 -- $181,898 and August 31, 2011 -- $414,533.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.40% of the next $250,000,000 and (e) 0.30% of the Fund's average daily net asset value in excess of $1,250,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by balance credits applied during the period. Accordingly, the expense reductions related to custody fee offsets amounted to $1,446, which had no impact on the Fund's ratio of expenses to average net assets, for the period ended February 29, 2004. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 29, 2004, JH Funds received net up-front sales charges of $43,724 with regard to sales of Class A shares. Of this amount, $6,037 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $22,491 was paid as sales commissions to unrelated broker-dealers and $15,196 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 29, 2004, JH Funds received net up-front sales charges of $3,189 with regard to sales of Class C shares, all of which was paid as sales commissions to unrelated broker-dealers.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended February 29, 2004, CDSCs received by JH Funds amounted to $29,442 for Class B shares and $969 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.01% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $383 for certain publishing services, included in the printing fees.

Ms. Maureen Ford Goldfarb is a director and officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.



                                  YEAR ENDED 8-31-03           YEAR ENDED  2-29-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES

Sold                         525,847      $6,529,161       143,942      $1,780,217
Distributions reinvested     120,237       1,493,522        54,574         678,993
Repurchased                 (796,522)     (9,886,186)     (361,611)     (4,485,481)
Net decrease                (150,438)    ($1,863,503)     (163,095)    ($2,026,271)

CLASS B SHARES
Sold                         261,153      $3,256,154        40,938        $510,310
Distributions reinvested      43,401         539,183        19,336         240,418
Repurchased                 (335,592)     (4,158,701)     (167,021)     (2,067,847)
Net decrease                 (31,038)      ($363,364)     (106,747)    ($1,317,119)

CLASS C SHARES
Sold                         248,027      $3,095,577        37,952        $475,718
Distributions reinvested       6,392          79,442         3,221          40,059
Repurchased                 (120,481)     (1,492,692)      (27,611)       (343,191)
Net increase                 133,938      $1,682,327        13,562        $172,586

NET DECREASE                 (47,538)      ($544,540)     (256,280)    ($3,170,804)

1 Semiannual period from 9-01-03 through 2-29-04. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 29, 2004, aggregated $15,821,205 and $16,173,697, respectively.

The cost of investments owned on February 29, 2004, for federal income tax purposes, was $66,084,708. Gross unrealized appreciation and depreciation of investments aggregated $6,717,771 and $464,458, respectively, resulting in net unrealized appreciation of $6,253,313. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to accretion of discounts on debt securities.

OUR FAMILY
OF FUNDS

-------------------------------------------------------------------------

Equity                                  Balanced Fund
                                        Classic Value Fund
                                        Core Equity Fund
                                        Focused Equity Fund
                                        Growth Trends Fund
                                        International Fund
                                        Large Cap Equity Fund
                                        Large Cap Growth Fund
                                        Large Cap Select Fund
                                        Mid Cap Growth Fund
                                        Multi Cap Growth Fund
                                        Small Cap Equity Fund
                                        Small Cap Growth Fund
                                        Sovereign Investors Fund
                                        U.S. Global Leaders Growth Fund
-------------------------------------------------------------------------

Sector                                  Biotechnology Fund
                                        Financial Industries Fund
                                        Health Sciences Fund
                                        Real Estate Fund
                                        Regional Bank Fund
                                        Technology Fund
-------------------------------------------------------------------------

Income                                  Bond Fund
                                        Government Income Fund
                                        High Income Fund
                                        High Yield Bond Fund
                                        Investment Grade Bond Fund
                                        Strategic Income Fund
-------------------------------------------------------------------------

Tax-Free Income                         California Tax-Free Income Fund
                                        High Yield Municipal Bond Fund
                                        Massachusetts Tax-Free Income Fund
                                        New York Tax-Free Income Fund
                                        Tax-Free Bond Fund
-------------------------------------------------------------------------

Money Market                            Money Market Fund
                                        U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

FOR YOUR
INFORMATION

TRUSTEES

Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
Richard A. Farrell
William F. Glavin*
Maureen Ford Goldfarb
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt

*Members of the Audit Committee

OFFICERS

Maureen Ford Goldfarb
Chairman, President
and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                  www.jhfunds.com

By regular mail                  John Hancock Signature Services, Inc.
                                 1 John Hancock Way, Suite 1000
                                 Boston, MA 02217-1000

By express mail                  John Hancock Signature Services, Inc.
                                 Attn: Mutual Fund Image Operations
                                 529 Main Street
                                 Charlestown, MA 02129

Customer service
representatives                  1-800-225-5291

24-hour automated information    1-800-338-8080

TDD line                         1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                         1-800-225-5291

On the Fund's Web site           www.jhfunds.com/proxy

On the SEC's Web site            www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
New York Tax-Free Income Fund.


760SA 2/04
      4/04

JOHN HANCOCK
Massachusetts
Tax-Free
Income Fund


2.29.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 25


Dear Fellow Shareholders,

The stock market continued its advance in the first two months of 2004, prolonging last year's strong rebound after three down years. The same factors that produced double-digit returns in a broad-based rally in 2003 were still at work in the new year: a rebounding economy, fueled by historically low interest rates and tax cuts, and improving corporate earnings. However, the market staged a correction in March that took back the year's advances and left many wondering what the market would do next. Bonds, which had their fourth straight year of gains in 2003, albeit on a more modest scale, also started 2004 on the right foot, producing positive total returns.

No matter what this year brings, one thing is certain: the stock market has just experienced nine straight years of very extreme returns. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus gain last year. After such a performance, we could be in for a more modest, less exciting year. But history also shows that this pattern is typical. The market, as measured by the Standard & Poor's 500 Index, has produced average annual results of 10.4% since 1926. However, that "normal" return is rare in any given year. In fact, since 1926, the S&P 500 has produced returns of 10%-12% in only three calendar years, according to Ibbotson. The stock market is indeed a market of extremes.

Although the past in no way predicts the future, we have learned at least one lesson from history: expect highs and lows in the short term, but always invest for the long term. Equally important: work with your financial adviser to maintain a diversified portfolio, spread out among not only different asset classes -- stocks, bonds and cash -- but also among various investment styles. It's the best way we know of to benefit from, and weather, the market's extremes.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of February 29, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income,
consistent with
preservation of
capital, that is
exempt from
federal and
Massachusetts
personal income
taxes. In pursuing
this goal, the
fund normally
invests at least
80% of its assets
in securities of any
maturity exempt
from federal and
Massachusetts
personal income
taxes.

Over the last six months

* The U.S. bond market rallied despite better economic conditions; municipal bonds outperformed the major taxable bond sectors.

* The Fund outperformed its benchmark index and peer group average thanks to the strong performance of its longer-term bonds.

* The Fund also benefited from favorable results in its health-care and essential-services bonds.

[Bar chart with heading "John Hancock Massachusetts Tax-Free Income Fund." Under the heading is a note that reads "Fund performance for the six months ended February 29, 2004." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 7.22% total return for Class A. The second bar represents the 6.85% total return for Class B. The third bar represents the 6.85% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.5%   Massachusetts Turnpike Auth., 1-1-23, 5.125%
 3.6%   Route 3 North Transit Improvement Assoc., 6-15-29, 5.375%
 3.5%   Holyoke Gas and Electric Department, 12-1-31, 5.000%
 3.1%   Mass. Industrial Finance Agency, 12-1-20, 6.750%
 3.0%   Mass. Development Finance Agency, 11-1-28, 5.450%
 2.8%   Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 10.710%
 2.4%   Mass. Water Pollution Abatement Trust, 2-1-31, 5.125%
 2.3%   Mass. Health and Educational Facilities Auth., 12-15-31, 9.200%
 2.2%   Mass. Water Pollution Abatement Trust, 8-1-18, 5.250%
 2.2%   Massachusetts, Commonwealth of, 8-1-16, 5.250%

As a percentage of net assets on February 29, 2004.

BY JAMES T. COLBY III AND DIANNE SALES, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Massachusetts Tax-Free Income Fund

The U.S. bond market, and municipal bonds in particular, posted solid gains during the six months ended February 29, 2004. Contrary to expectations, bond yields fell amid evidence of a firm economic recovery. A rebound in manufacturing activity and increased capital spending by corporate America provided a boost to the economy, which grew at an 8% annual rate in the third quarter of 2003 -- its strongest quarter in nearly 20 years -- and a 4% annual rate in the fourth quarter.

The notable exception to the generally rosy economic environment was persistent weakness in the labor market. The lack of job growth cast some doubt on the sustainability of the recovery and was one reason the Federal Reserve held short-term interest rates steady at their lowest levels in 45 years. The combination of a "jobless recovery" and stable Fed interest rate policy led investors to push bond yields lower and bond prices higher during the six-month period. Municipal bonds outperformed the major taxable segments of the domestic bond market.

"The U.S. bond market,
 and municipal bonds in
 particular, posted solid
 gains during the six
 months ended February
 29, 2004."

Better economic conditions have not yet been reflected in higher state income- and sales-tax revenues; a rise in state tax revenues typically lags an economic recovery by about a year. As a result, many state governments continued to struggle with budget deficits in 2003, and Massachusetts was no exception. However, thanks to key spending cuts, the state's deficit was relatively modest, and Massachusetts avoided the credit rating downgrades that many other states suffered.

FUND PERFORMANCE

For the six months ended February 29, 2004, John Hancock Massachusetts Tax-Free Income Fund's Class A, Class B and Class C shares posted total returns of 7.22%, 6.85% and 6.85%, respectively, at net asset value. The average Massachusetts municipal debt fund returned 6.35%, according to Lipper, Inc.,1 while the return of the Lehman Brothers Municipal Bond Index was 6.52%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of James Colby and Dianne Sales flush right next to first paragraph.]

LONG-TERM BONDS BOOST PERFORMANCE

One of the reasons the Fund outperformed the index and its peer group average was the strong performance of its long-term bonds. Bonds with longer maturities experience greater price fluctuations when interest rates move up or down, and the general decline in yields during the six-month period produced healthy price gains among longer-term municipal bonds.

The portfolio had a sizable position in long-term bonds for most of 2003, but we have been gradually reducing this position in recent months. For example, the Fund's exposure to bonds maturing in 20 years or more declined from 56% of the portfolio at the beginning of the period to 43% by the end of February. With bond yields hovering near historic lows, we believe the next major interest rate move is likely to be higher, so we are reducing the portfolio's volatility by selling off some of its longer-term securities.

"One of the reasons the
 Fund outperformed the
 index and its peer group
 average was the strong
 performance of its long-
 term bonds."

FINDING VALUE IN GENERAL OBLIGATION BONDS

We increased the portfolio's exposure to Massachusetts general obligation
(GO) bonds over the past six months. The state's GO bonds declined in value in 2003 because of the state budget difficulties and increased issuance. We viewed these price declines as a buying opportunity and selectively added GO bonds to the portfolio. We were rewarded when these bonds rebounded in late 2003 and early 2004 amid signs of rising tax revenues.

The Fund's GO bonds also benefited from expectations of pre-refunding. Pre-refunding involves refinancing older, higher- yielding debt by issuing new bonds at prevailing lower rates and putting the proceeds into U.S. Treasury bonds until the older debt can be retired. Pre-refunded bonds often increase in value because the Treasury backing essentially eliminates credit risk. In addition to the anticipated pre-refunding of some GO bonds, several Fund holdings in other sectors of the municipal market were pre-refunded, boosting their prices.

[Table at top left-hand side of page entitled "Top five industry groups2." The first listing is Education 18%, the second is Health 12%, the third is General obligation 10%, the fourth is Highway 10% and the fifth is Industrial revenue 6%.]

ESSENTIAL SERVICES LEAD THE WAY

Favorable security selection in key market sectors contributed positively to Fund performance. In particular, the portfolio's essential-purpose bonds continued to produce solid results. With general tax revenues still sluggish, investors flocked to securities with relatively stable revenue streams, and municipal bonds backed by essential services -- such as water, sewer and electric utilities -- benefited from this demand.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-29-04." The chart is divided into three sections (from top to left): Revenue bonds 89%, General obligation bonds 10% and Short-term investments 1%.]

The portfolio's health-care holdings also fared well. In particular, one health-care issuer received a credit rating upgrade, which led to a sharp increase in its price. We eventually sold our position at a substantial profit.

OUTLOOK

The economy's recent strength suggests that interest rates will eventually rise, but the timing of an uptick in rates is less clear. The lack of job creation, combined with other potential pitfalls such as rising oil prices, could weaken the pace of economic recovery. As a result, we wouldn't be surprised to see bond yields remain in a fairly narrow range for much of 2004.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Longer-term bonds followed by an up arrow with the phrase "Benefited the most from falling rates." The second listing is Essential-services bonds followed by an up arrow with the phrase "Stable, dedicated revenue stream." The third listing is General obligation bonds followed by an arrow pointing to the left and right with the phrase "Downgrades caused declines, but improving tax revenues led to a rebound."]

In the municipal bond market, we expect to see improvements in credit quality and higher tax revenues in the state of Massachusetts. Increased revenues, combined with the prudent fiscal spending decisions, should help the state in its efforts to achieve a balanced budget.

We intend to continue following our current strategy of reducing the portfolio's overall interest-rate sensitivity and price volatility. This will allow us to focus on what we believe is our competitive advantage -- selecting individual securities in the Massachusetts municipal market.

"...we wouldn't be surprised
 to see bond yields remain
 in a fairly narrow range for
 much of 2004."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 Source: J.J. Kenny.

A LOOK AT
PERFORMANCE

For the period ended
February 29, 2004

                                           Class A      Class B      Class C
Inception date                              9-3-87      10-3-96       4-1-99

Average annual returns with maximum sales charge (POP)
One year                                      2.37%        1.47%        4.40%
Five years                                    4.78%        4.68%          --
Ten years                                     5.60%          --           --
Since inception                                 --         5.76%        4.89%

Cumulative total returns with maximum sales charge (POP)
Six months                                    2.43%        1.85%        4.75%
One year                                      2.37%        1.47%        4.40%
Five years                                   26.30%       25.70%          --
Ten years                                    72.43%          --           --
Since inception                                 --        51.35%       26.45%

SEC 30-day yield as of February 29, 2004
                                              3.93%        3.42%        3.39%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $18,600 as of February 29, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund, without sales charge (NAV), and is equal to $18,058 as of February 29, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, with maximum sales charge (POP), and is equal to $17,243 as of February 29, 2004.

             Cum Value of $10K   Cum Value of $10K   Lehman Municipal
Plot Date             (No Load)            (w/Load)        Bond Index

2/28/94                $10,000             $ 9,500            $10,000
6/30/94                  9,642               9,207              9,698
12/31/94                 9,577               9,145              9,625
6/30/95                 10,402               9,932             10,554
12/31/95                11,146              10,643             11,305
6/30/96                 11,019              10,522             11,255
12/31/96                11,622              11,097             11,806
6/30/97                 11,980              11,439             12,184
12/31/97                12,707              12,134             12,891
6/30/98                 13,154              12,560             13,238
12/31/98                13,604              12,990             13,726
6/30/99                 13,415              12,809             13,571
12/31/99                13,027              12,439             13,444
6/30/00                 13,558              12,946             13,998
12/31/00                14,556              13,899             15,015
6/30/01                 14,910              14,237             15,448
12/31/01                15,189              14,504             15,785
6/30/02                 15,840              15,125             16,516
12/31/02                16,641              15,890             17,301
6/30/03                 17,324              16,542             17,960
12/31/03                17,670              16,872             18,220
2/29/04                 18,058              17,243             18,600


                                    Class B 1    Class C 1
Period beginning                    10-3-96       4-1-99
Without sales charge                $15,135      $12,777
With maximum sales charge           $15,135      $12,645
Index                               $16,156      $13,432

Lehman Brothers Municipal Bond Index is an unmanaged index that includes municipal bonds and is commonly used as a measure of bond performance. It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of February 29, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 29, 2004
(unaudited)

This schedule is divided into two main categories: tax-exempt long-term bonds and short-term investments. Tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund. Short-term investments, which represent the Fund's cash position, are listed last.



STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
TAX-EXEMPT LONG-TERM BONDS 98.89%                                                                     $101,163,323
(Cost $92,230,212)

Florida 0.89%                                                                                              915,992
Capital Trust Agency,
Rev Seminole Tribe of Florida Convention &
Resort Hotel Facil Ser 2002A, 10-01-33                          10.000%     BB**              $500         621,830
Rev Seminole Tribe of Florida Convention &
Resort Hotel Facil Ser 2003A, 10-01-33                           8.950      BB**               250         294,162

Massachusetts 89.62%                                                                                    91,678,566
Boston City Industrial Development Financing Auth,
Sewage Facil Rev 1991 Harbor Elec Energy
Co Proj, 05-15-15                                                7.375      BBB                245         246,149
Boston Water and Sewer Commission,
Gen Rev 1992 Sr Ser A, 11-01-13                                  5.750      AA-                500         591,065
Freetown Lakeville Regional School District,
GO Unltd, 07-01-23                                               5.000      AAA              1,000       1,068,070
Holyoke Gas and Electric Department,
Rev Ser A, 12-01-31                                              5.000      Aaa              3,410       3,554,686
Massachusetts Bay Transportation Auth,
Gen Trans Sys Rev Ref Ser 1994A, 03-01-14                        7.000      AA               1,000       1,284,850
Gen Trans Sys Rev Ser 1997D MBIA IBC,
03-01-27                                                         5.000      AAA              1,000       1,027,170
Ref Sales Tax Rev Sr Ser 2004A, 07-01-16                         5.250      AAA              1,000       1,157,820
Ref Sales Tax Rev Sr Ser 2004B***, 07-01-20                      5.250      AAA              1,000       1,151,480
Ref Sales Tax Rev Sr Ser 2004C, 07-01-18                         5.250      AAA              1,000       1,156,750
Rev Assessment Ser 2000A, 07-01-30                               5.250      AAA              1,000       1,073,060
Massachusetts College Building Auth,
Rev Ref Cap Apprec Ser 2003B, 05-01-19                            Zero      AAA              1,000         507,430
Rev Ser 2004A, 05-01-15                                          5.000      AAA                960       1,080,605
Massachusetts, Commonwealth of,
GO Ref Consol Ln Ser 2001C, 12-01-19                             5.375      AA-              1,000       1,173,810
GO Unltd Ref Ser 2004A, 08-01-16                                 5.250      AA-              2,000       2,291,500

See notes to
financial statements.


8


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Massachusetts (continued)
Massachusetts Development Finance Agency,
Resource Recovery Rev Ogden Haverhill
Proj Ser 1998, 12-01-19                                          5.500%     BBB             $1,500      $1,470,150
Resource Recovery Rev Southeastern MA
Sys Ser 2001A, 01-01-16                                          5.625      AAA                500         570,940
Rev Belmont Hill School, 09-01-31                                5.000      A                1,000       1,032,860
Rev Deerfield Academy Ser 2003A, 10-01-28                        5.000      AAA              1,000       1,056,350
Rev Ref Combined Jewish Philanthropies
Ser 2002A, 02-01-22                                              5.250      Aa3              1,875       2,041,200
Rev Volunteers of America Concord Assisted
Living Ser 2000A, 10-20-41                                       6.900      AAA              1,000       1,161,080
Rev YMCA Greater Boston Iss, 11-01-19                            5.350      BBB+             1,000       1,038,440
Rev YMCA Greater Boston Iss, 11-01-28                            5.450      BBB+             3,000       3,053,460
Massachusetts Educational Financing Auth,
Ed Ln Rev Iss D Ser 1991A, 01-01-09                              7.250      AAA                 80          81,566
Massachusetts Health and Educational
Facilities Auth,
Rev Civic Investments Ser 2002B, 12-15-31                        9.200      BB**             2,000       2,328,560
Rev Dana-Farber Cancer Institute Ser G-1,
12-01-22                                                         6.250      A                  500         528,765
Rev Harvard Univ Iss Ser W, 07-01-35                             6.000      Aaa              1,000       1,217,930
Rev Jordan Hosp Ser 2003E, 10-01-33                              6.750      BBB-             1,500       1,554,705
Rev Melrose-Wakefield Hosp Iss Ser B, 07-01-06                   6.350      AAA                500         508,445
Rev Milford-Whitinsville Hosp Ser D, 07-15-32                    6.350      BBB-             1,500       1,552,140
Rev New England Medical Ctr Hosp Ser 2002H,
05-15-25                                                         5.000      AAA                500         519,765
Rev Ref Boston College Iss Ser L, 06-01-26                       5.000      AA-              1,500       1,546,020
Rev Ref Boston College Iss Ser L, 06-01-31                       4.750      AA-              1,000       1,008,730
Rev Ref Brandeis Univ Iss Ser J, 10-01-26                        5.000      Aaa              1,750       1,821,400
Rev Ref Harvard Pilgrim Health Ser A, 07-01-18                   5.000      AAA              1,000       1,042,600
Rev Ref Partners HealthCare System
Ser 2001C, 07-01-32                                              5.750      AA-              1,000       1,086,220
Rev Ref Tufts Univ Ser 2002J, 08-15-17                           5.500      AA-                500         594,770
Rev Ref Univ of Mass Worcester Campus
Ser 2001B, 10-01-31                                              5.250      AAA              1,500       1,590,435
Rev Ref Williams College Ser 2003H, 07-01-33                     5.000      AA+              1,500       1,569,435
Rev Simmons College Ser 2000D, 10-01-29                          6.150      AAA              1,000       1,229,780
Rev South Shore Hosp Ser F, 07-01-29                             5.750      A                1,000       1,039,540
Rev St Luke's Hosp, 08-15-23                                     10.250#    AAA                500         523,070
Rev Wheelock College Ser 2000B, 10-01-30                         5.625      Aaa              1,000       1,121,520
Massachusetts Housing Finance Agency,
Hsg Rev Rental Mtg Ser 2001A, 07-01-30                           5.800      AAA              1,000       1,058,640
Rev Insured Rental Hsg 1994 Ser A, 07-01-14                      6.600      AAA                960         985,325

See notes to
financial statements.


9


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Massachusetts (continued)
Massachusetts Industrial Finance Agency,
Assisted Living Facil Rev Newton Group
Properties LLC Proj, 09-01-27                                    8.000%     BB**            $2,000      $2,131,700
Assisted Living Facil Rev TNG Marina Bay LLC
Proj, 12-01-27                                                   7.500      BB**             1,000       1,022,640
Resource Recovery Rev Ref Ogden Haverhill
Proj Ser 1998A, 12-01-19                                         5.600      BBB                500         489,460
Resource Recovery Rev Ref Ser 1993A
Refusetech Inc Proj, 07-01-05                                    6.300      BBB+             1,390       1,420,483
Rev Assumption College Iss 1996, 07-01-26                        6.000      AAA              1,000       1,127,560
Rev Dana Hall School Iss, 07-01-17                               5.800      BBB              1,090       1,138,363
Rev Glenmeadow Retirement Community
Ser C, 02-15-18                                                  8.375      AA**             1,000       1,147,880
Rev St John's High School, 06-01-28                              5.350      BBB+             1,000       1,009,920
Rev Wtr Treatment American Hingham Proj,
12-01-20                                                         6.750      BBB              3,000       3,198,390
Rev Wtr Treatment American Hingham Proj,
12-01-29                                                         6.900      BBB              1,310       1,399,932
Massachusetts Municipal Wholesale Electric Co,
Pwr Supply Sys Rev 1993 Reg Inverse Floater,
07-01-18                                                         9.590#     AAA              1,000       1,046,600
Massachusetts Port Auth,
Rev Ser C FSR-CR, 07-01-29                                       5.750      AAA              1,250       1,422,950
Rev Special Facil Ser A USAir Proj, 09-01-16                     5.750      AAA              1,000       1,049,690
Massachusetts Turnpike Auth,
Metro Highway Sys Rev Sr Lien Cap Apprec
Ser 1997C, 01-01-20                                               Zero      AAA              1,000         489,790
Metro Highway Sys Rev Sr Ser 1997A, 01-01-23                     5.125      AAA              4,300       4,599,065
Massachusetts Water Pollution Abatement Trust,
Rev Ref Pool Prog Ser 7, 02-01-31                                5.125      AAA              2,320       2,436,302
Rev Ref Pool Prog Ser 9, 08-01-18                                5.250      AAA              2,000       2,292,740
Massachusetts Water Resource Auth,
Gen Rev Ref 1993 Ser C, 12-01-23                                 4.750      AA               1,000       1,002,530
Narragansett Regional School District,
GO Unltd, 06-01-18                                               5.375      Aaa              1,000       1,130,790
Pittsfield, City of,
GO Ltd, 04-15-19                                                 5.000      AAA              1,000       1,094,280
Plymouth, County of,
Cert of Part Ref Correctional Facil Proj, 04-01-22               5.000      AAA              1,000       1,055,040
Rail Connections, Inc.,
Rev Cap Apprec Rte 128 Pkg Ser 1999B, 07-01-18                    Zero      Aaa              1,750         871,080
Rev Cap Apprec Rte 128 Pkg Ser 1999B, 07-01-19                    Zero      Aaa              2,415       1,125,390
Route 3 North Transit Improvement Associates,
Lease Rev, 06-15-29                                              5.375      AAA              3,100       3,629,015

See notes to
financial statements.


10


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Massachusetts (continued)
University of Massachusetts,
Bldg Auth Facil Rev Gtd Ser 2000A, 11-01-25                      5.125%     AAA             $1,000      $1,048,690

Puerto Rico 8.38%                                                                                        8,568,765
Childrens Trust Fund (The),
Tobacco Settlement Rev Asset Backed Bond,
05-15-33                                                         5.375      BBB                965         927,162
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by the
Commonwealth of Puerto Rico, 07-01-11                           10.710#     AAA              2,000       2,808,920
Puerto Rico, Commonwealth of,
GO Pub Imp Inverse Rate Securities Ser 1996,
07-01-11                                                        10.680#     AAA              1,000       1,410,320
Puerto Rico Highway and Transportation Auth,
Highway Rev Preref Ser 1996Y, 07-01-14                           6.250      AA**               955       1,204,933
Highway Rev Unref Bal Ser 1996Y, 07-01-14                        6.250      Baa1**              45          55,440
Puerto Rico Infrastructure Financing Auth,
Rev Spec Oblig Bond Ser 2000A, 10-01-32                          5.500      AAA              1,000       1,122,900
Puerto Rico Public Buildings Auth,
Rev Gov't Facils Ser 1997B, 07-01-27                             5.000      AAA              1,000       1,039,090


                                                                            INTEREST     PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE     (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 1.11%                                                                            $1,130,000
(Cost $1,130,000)

Joint Repurchase Agreement 1.11%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 02-27-04, due
03-01-04 (Secured by U.S. Treasury Inflation Indexed
Bond, 3.875% due 04-15-29 and U.S. Treasury
Inflation Indexed Note, 2.000% due 01-15-14)                                1.000%           1,130       1,130,000

TOTAL INVESTMENTS 100.00%                                                                             $102,293,323

OTHER ASSETS AND LIABILITIES, NET 0.00%                                                                     $3,241

TOTAL NET ASSETS 100.00%                                                                              $102,296,564



See notes to
financial statements.

FINANCIAL STATEMENTS


Notes to Schedule of Investments

  * Credit ratings are unaudited and rated by Standard & Poor's, Moody's Investors Service, or Fitch, unless otherwise indicated.

 ** Security rated internally by John Hancock Advisers, LLC.

*** This security, having an aggregate value of $1,151,480 or 1.13% of the Fund's net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of this security is fixed at trade date, although the Fund does not earn any interest on this security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitment. Accordingly, the market value of $1,171,157 of Massachusetts Turnpike Auth, 5.125%, 01-01-23 has been segregated to cover the when-issued commitment.

  # Represents rate in effect on February 29, 2004.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

February 29, 2004
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                     VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION 1                      OF NET ASSETS
------------------------------------------------------------
General Obligation                                   10.23%
Revenue Bonds -- Authority                            0.91
Revenue Bonds -- Building                             1.30
Revenue Bonds -- Combined                             4.48
Revenue Bonds -- Correctional Facility                1.03
Revenue Bonds -- Economic Development                 2.00
Revenue Bonds -- Education                           18.33
Revenue Bonds -- Electric                             1.02
Revenue Bonds -- Excise Tax                           3.39
Revenue Bonds -- Financial                            1.13
Revenue Bonds -- Health                              11.57
Revenue Bonds -- Highway                              9.75
Revenue Bonds -- Hospital                             1.00
Revenue Bonds -- Improvement                          0.61
Revenue Bonds -- Industrial Development               5.92
Revenue Bonds -- Industrial Revenue                   6.12
Revenue Bonds -- Mass Transit                         1.05
Revenue Bonds -- Multi-Family                         2.00
Revenue Bonds -- Other                                2.08
Revenue Bonds -- Pollution Control                    2.38
Revenue Bonds -- Resource Recovery                    0.56
Revenue Bonds -- School                               1.01
Revenue Bonds -- Special Obligation                   1.10
Revenue Bonds -- Transportation                       4.23
Revenue Bonds -- Various Purpose                      1.39
Revenue Bonds -- Water & Sewer                        4.30

Total Tax-exempt Long-term Bonds                     98.89%

1 Source: J.J. Kenny.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 29, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $93,360,212)                          $102,293,323
Cash                                                                      467
Receivable for shares sold                                              7,816
Interest receivable                                                 1,278,098
Other assets                                                            6,042

Total assets                                                      103,585,746

LIABILITIES
Payable for investments purchased                                   1,146,050
Payable for shares repurchased                                         12,899
Dividends payable                                                      41,571
Payable to affiliates
Management fee                                                         39,277
Distribution and service fee                                            7,180
Other                                                                   8,346
Other payables and accrued expenses                                    33,859

Total liabilities                                                   1,289,182

NET ASSETS
Capital paid-in                                                    93,264,633
Accumulated net realized gain on investments                           60,343
Net unrealized appreciation of investments                          8,933,111
Accumulated net investment income                                      38,477

Net assets                                                       $102,296,564

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($70,917,524 [DIV] 5,458,232 shares)                           $12.99
Class B ($23,643,674 [DIV] 1,819,689 shares)                           $12.99
Class C ($7,735,366 [DIV] 595,335 shares)                              $12.99

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.99 [DIV] 95.5%)                                         $13.60
Class C ($12.99 [DIV] 99%)                                             $13.12

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
February 29, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $2,664,377

Total investment income                                             2,664,377

EXPENSES
Investment management fee                                             244,758
Class A distribution and service fee                                  100,883
Class B distribution and service fee                                  116,479
Class C distribution and service fee                                   36,761
Transfer agent fee                                                     41,975
Custodian fee                                                          19,736
Accounting and legal services fee                                      14,685
Auditing fee                                                           11,130
Registration and filing fee                                             7,138
Printing                                                                5,550
Miscellaneous                                                           3,738
Trustees' fee                                                           2,702
Legal fee                                                                 927

Total expenses                                                        606,462

Net investment income                                               2,057,915

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                      191,307
Change in net unrealized appreciation (depreciation)
of investments                                                      4,496,236

Net realized and unrealized gain                                    4,687,543

Increase in net assets from operations                             $6,745,458

1 Semiannual period from 9-1-03 through 2-29-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                  8-31-03       2-29-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $4,108,471    $2,057,915

Net realized gain                                 100,961       191,307
Change in net unrealized
appreciation (depreciation)                    (1,118,381)    4,496,236

Increase in net assets
resulting from operations                       3,091,051     6,745,458

Distributions to shareholders
From net investment income
Class A                                        (2,945,958)   (1,465,394)
Class B                                          (889,670)     (426,481)
Class C                                          (215,566)     (134,419)
                                               (4,051,194)   (2,026,294)
From Fund share transactions                    5,403,956     1,306,366

NET ASSETS
Beginning of period                            91,827,221    96,271,034

End of period 2                               $96,271,034  $102,296,564

1 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

2 Includes accumulated net investment income $6,856 and $38,477, respectively.

  See notes to
  financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                            8-31-99     8-31-00     8-31-01     8-31-02 1   8-31-03     2-29-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                      $12.60      $11.85      $11.80      $12.41      $12.50      $12.38
Net investment income 3                    0.64        0.64        0.59        0.58        0.57        0.28
Net realized and unrealized
gain (loss) on investments                (0.75)      (0.05)       0.61        0.08       (0.13)       0.61
Total from
investment operations                     (0.11)       0.59        1.20        0.66        0.44        0.89
Less distributions
From net investment income                (0.64)      (0.64)      (0.59)      (0.57)      (0.56)      (0.28)
Net asset value,
end of period                            $11.85      $11.80      $12.41      $12.50      $12.38      $12.99
Total return 4 (%)                        (0.96) 5     5.16 5     10.44 5      5.54 5      3.57        7.22 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                               $58         $60         $63         $65         $66         $71
Ratio of expenses
to average net assets (%)                  0.70        0.77        0.97        1.03        1.02        1.02 7
Ratio of adjusted expenses
to average net assets 8 (%)                1.05        1.09        1.05        1.03        1.02          --
Ratio of net investment income
to average net assets (%)                  5.16        5.54        4.90        4.72        4.54        4.42 7
Portfolio turnover (%)                        6          19          17          15          13          14

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                            8-31-99     8-31-00     8-31-01     8-31-02 1   8-31-03     2-29-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                      $12.60      $11.85      $11.80      $12.41      $12.50      $12.38
Net investment income 3                    0.55        0.56        0.51        0.50        0.49        0.23
Net realized and unrealized
gain (loss) on investments                (0.75)      (0.05)       0.61        0.08       (0.13)       0.61
Total from
investment operations                     (0.20)       0.51        1.12        0.58        0.36        0.84
Less distributions
From net investment income                (0.55)      (0.56)      (0.51)      (0.49)      (0.48)      (0.23)
Net asset value,
end of period                            $11.85      $11.80      $12.41      $12.50      $12.38      $12.99
Total return 4 (%)                        (1.66) 5     4.43 5      9.67 5      4.80 5      2.85        6.85 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                               $13         $14         $19         $23         $23         $24
Ratio of expenses
to average net assets (%)                  1.40        1.47        1.67        1.73        1.72        1.72 7
Ratio of adjusted expenses
to average net assets 8 (%)                1.75        1.79        1.75        1.73        1.72          --
Ratio of net investment income
to average net assets (%)                  4.46        4.84        4.20        4.02        3.83        3.72 7
Portfolio turnover (%)                        6          19          17          15          13          14

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                             8-31-99 9    8-31-00     8-31-01     8-31-02 1   8-31-03     2-29-04 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                       $12.46       $11.85      $11.80      $12.41      $12.50      $12.38
Net investment income 3                     0.21         0.56        0.51        0.50        0.48        0.23
Net realized and unrealized
gain (loss) on investments                 (0.61)       (0.05)       0.61        0.08       (0.12)       0.61
Total from
investment operations                      (0.40)        0.51        1.12        0.58        0.36        0.84
Less distributions
From net investment income                 (0.21)       (0.56)      (0.51)      (0.49)      (0.48)      (0.23)
Net asset value,
end of period                             $11.85       $11.80      $12.41      $12.50      $12.38      $12.99
Total return 4 (%)                         (3.23) 5,6    4.43 5      9.67 5      4.80        2.85        6.85 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                 -- 10        $1          $2          $4          $7          $8
Ratio of expenses
to average net assets (%)                   1.40 7       1.47        1.67        1.73        1.72        1.72 7
Ratio of adjusted expenses
to average net assets 8 (%)                 1.75 7       1.79        1.75        1.73        1.72          --
Ratio of net investment income
to average net assets (%)                   4.30 7       4.84        4.20        4.02        3.81        3.72 7
Portfolio turnover (%)                         6           19          17          15          13          14

 1 As required, effective 9-1-01 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, relating to the amortizing premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.68%, 3.98% and 3.98%, for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

 2 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Class C shares began operations on 4-1-99.

10 Less than $500,000.

  See notes to
  financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Massachusetts Tax-Free Income Fund (the "Fund") is a non-diversified series of John Hancock Tax-Exempt Series Fund, an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income, consistent with the preservation of capital, that is exempt from federal and Massachusetts personal income taxes. Since the Fund invests primarily in Massachusetts issuers, the Fund may be affected by political, economic or regulatory developments in the state of Massachusetts.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares, in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value, as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity.

Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward commitment" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended February 29, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $72,704 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires August 31, 2008.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.40% of the next $250,000,000 and (e) 0.30% of the Fund's average daily net asset value in excess of $1,250,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 29, 2004, JH Funds received net up-front sales charges of $78,710 with regard to sales of Class A shares. Of this amount, $9,765 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $48,913 was paid as sales commissions to unrelated broker-dealers and $20,032 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 29, 2004, JH Funds received net up-front sales charges of $6,747 with regard to sales of Class C shares, all of which was paid as sales commissions to unrelated broker-dealers.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended February 29, 2004, CDSCs received by JH Funds amounted to $29,867 for Class B shares and $722 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.01% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $509 for certain publishing services, included in the printing fees.

Ms. Maureen Ford Goldfarb is the director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustee may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 8-31-03            YEAR ENDED 2-29-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                         553,916      $6,981,062       371,765      $4,743,859
Distributions reinvested     162,096       2,040,404        81,724       1,041,814
Repurchased                 (584,690)     (7,374,074)     (299,524)     (3,789,414)
Net increase                 131,322      $1,647,392       153,965      $1,996,259

CLASS B SHARES
Sold                         373,106      $4,703,997        69,168        $879,774
Distributions reinvested      46,309         582,898        22,730         289,433
Repurchased                 (379,501)     (4,790,871)     (162,240)     (2,053,413)
Net increase (decrease)       39,914        $496,024       (70,342)      ($884,206)

CLASS C SHARES
Sold                         306,670      $3,884,697        62,201        $789,959
Distributions reinvested      10,370         130,555         6,592          83,920
Repurchased                  (59,579)       (754,712)      (53,765)       (679,566)
Net increase                 257,461      $3,260,540        15,028        $194,313

NET INCREASE                 428,697      $5,403,956        98,651      $1,306,366

1 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 29, 2004, aggregated $17,982,905 and $13,895,520, respectively.

The cost of investments owned on February 29, 2004, including short-term investments, for federal income tax purposes, was $93,298,844. Gross unrealized appreciation and depreciation of investments aggregated $9,009,379 and $14,900, respectively, resulting in net unrealized appreciation of $8,994,479. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to amortization of premiums and accretion of discounts on debt securities and losses on certain sales of securities.

FOR YOUR
INFORMATION


TRUSTEES

Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
Richard A. Farrell
William F. Glavin*
Maureen Ford Goldfarb
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt

*Members of the Audit Committee

OFFICERS

Maureen Ford Goldfarb
Chairman, President
and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Massachusetts Tax-Free Income Fund.

770SA 2/04
      4/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached.

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:    April 26, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
-------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:   April 26, 2004


By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer

Date:    April 26, 2004